Exhibit 10(a)





INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 10 to Registration Statement No. 333-31288 of Allstate Life Insurance Company Separate Account A of Allstate Life Insurance Company on Form N-4 of our report dated February 20, 2002 (March 28, 2002 as to Note 18) relating to the consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company, and our report dated March 8, 2002 relating to the financial statements of Allstate Life Insurance Company Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life Insurance Company Separate Account A), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
September 23, 2002


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Exhibit 10(b)




                                   CONSENT OF
                                 FOLEY & LARDNER





     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectuses contained in Post-Effective Amendment No. 10 to the Form N-4 Registration Statement of Allstate Life Insurance Company Separate Account A (File No. 333-31288).





                                                            /s/ Foley & Lardner
                                                            FOLEY & LARDNER


Washington, D.C.
September 23, 2002